Description of the Plan	12 Months Ended
Dec. 31, 2025
Description of the Plan
Description of Plan

Note 1. Description of Plan

The following description of the Community Bancorp. & Designated Subsidiaries Retirement Savings Plan (the Plan) provides only general information. Participants should refer to the Plan agreement for a more complete description of the Plan's provisions.

General

The Plan is a defined contribution plan covering all employees of the sponsor, Community National Bank (the Bank), a subsidiary of Community Bancorp. (the Company), who have attained age 21 and have completed one year of service. Under the provisions of the Plan, investment activity is directed by individual participants. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Contributions

Participants may contribute up to the maximum amount allowed by the Internal Revenue Code (IRC). The Bank makes matching contributions equal to 50% of the participant’s contributions, with such contributions limited to 5% of annual eligible compensation. The Bank may also make additional discretionary contributions. Contributions are subject to certain limitations. After tax or Roth contributions are accepted by the Plan.

Vesting

Vesting in the Company’s profit sharing and matching contribution portions of their accounts, plus actual earnings thereon, is based on years of continuous service (one year of service is 1,000 hours) as follows:

Years of Service	Vesting Percentage
0 – 1 year	0%
2 years	20%
3 years	40%
4 years	60%
5 years	80%
>6 years	100%

Forfeiture Accounts

There were no unallocated forfeitures as of December 31, 2025 and 2024. Forfeitures may be used to reduce future employer contributions. During 2025 and 2024, $4,132 and $39,988, respectively, of forfeitures were used to reduce the Bank’s contribution.